EXHIBIT 99.1

CERTIFICATION

CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Salem Media Group, Inc. Employees 401(k) Plan (the “Plan”) on Form 11-K for the fiscal year ending December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Evan D. Masyr, Executive Vice President and Chief Financial Officer (the “Plan Administrator”) of Salem Media Group, Inc., certify to my knowledge, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.

Date:	July 1, 2019

/s/ Evan D. Masyr
Evan D. Masyr
Plan Administrator
Executive Vice President and Chief Financial Officer
Salem Media Group, Inc.